                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  January 26, 2000
                                                         ----------------

                                  PSINet Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New York                       0-25812                16-1353600
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)


     510 Huntmar Park Drive, Herndon, Virginia                   20170
--------------------------------------------------------------------------------
     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (703) 904-4100
                                                   --------------



         (Former name or former address, if changed since last report)
--------------------------------------------------------------------------------

Item 5.   Other Events
          ------------

     PSINet Inc. previously reported in our Current Report on Form 8-K dated November 23, 1999, and filed on December 1, 1999, certain unaudited pro forma consolidated financial information as of and for the nine months ended September 30, 1999 and for the year ended December 31, 1998.

     This Form 8-K presents unaudited pro forma consolidated financial information for PSINet as of and for the nine months ended September 30, 1999 and for the year ended December 31, 1998. The unaudited pro forma consolidated financial information with respect to our acquisition of Transaction Network Services, Inc. ("TNI") is derived from TNI's historical financial statements. We are filing this information as Exhibit 99.1 to this Form 8-K. We are also filing our Management's Discussion and Analysis of Financial Condition and Results of Operations, description of Business and Glossary as Exhibits 99.2,
99.3 and 99.4, respectively.

     Some of the information included in this Form 8-K may contain forward-looking statements, such as information relating to the effects of acquisitions. Such statements can be identified by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," or "anticipates" or similar words, or by discussions of strategy that involve risks and uncertainties. Another form of forward-looking statement can be characterized by an assumption (using terminology such as "as if" or "gives effect to") that an event occurs at the beginning of a financial period presented, with a corresponding effect throughout the period, even though the event had actually occurred after the beginning of such period or has not yet actually occurred at all. Any such forward-looking statements may discuss our future expectations or contain projections of our results of operations or financial condition or expected benefits to us resulting from acquisitions or other transactions. We cannot assure you that the future results indicated, whether expressed or implied, will be achieved. For a discussion of the risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should read "Risk Factors" on file with the Securities and Exchange Commission and our other periodic reports and documents filed with the Securities and Exchange Commission.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(c)      Exhibits.

          Exhibit 99.1  Unaudited Pro Forma Consolidated Financial Statements.

          Exhibit 99.2 Management's Discussion and Analysis of Financial Condition and Results of Operations.

          Exhibit 99.3  Business

          Exhibit 99.4  Glossary

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: February 7, 2000             PSINET INC.


                                    By: /s/ Michael J. Malesardi
                                       -------------------------
                                       Michael J. Malesardi
                                       Vice President and Controller

                                 EXHIBIT INDEX
Exhibit
Number          Exhibit Name                                 Location
------          ------------                                 --------

99.1         Unaudited Pro Forma Consolidated             Filed herewith.
             Financial Statements.

99.2         Management's Discussion and Analysis         Filed herewith.
             of Financial Condition and Results
             of Operations

99.3         Business                                     Filed herewith.

99.4         Glossary                                     Filed herewith.